ACCOUNTS RECEIVABLE NET (Details) - USD ($)	Jun. 30, 2023	Dec. 31, 2022
ACCOUNTS RECEIVABLE NET
Accounts receivable - tailored job readiness training services	$ 1,116,154	$ 1,503,452
Accounts receivable - course fee receivable	0	93,206
Accounts receivable - smart campus projects	47,695	50,144
Accounts receivable, net	645,530	1,047,809
Sub-total	1,163,849	1,646,802
Less: allowance for doubtful accounts	$ (518,319)	$ (598,993)